Exhibit 10.33

THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO THE LOAN AGREEMENT (this “Third Amendment”) is made as of the 28th day of April 2006 by and between SOUTHERN GRAPHIC SYSTEMS, INC., a Kentucky corporation (“Lender”), as assignee from Alcoa Securities Corporation, and MOZAIC GROUP LTD., a Missouri corporation (“Borrower”).

WHEREAS, Lender and Borrower have entered into a Loan Agreement dated June 30, 2004, which was subsequently amended by a First Amendment dated as of the 14th day of September 2004 and by a Second Amendment dated as of the 18th day of August 2005 (as amended, the “Loan Agreement”);

WHEREAS, Lender and Borrower entered into a Forbearance Agreement dated as of March 31, 2006 with respect to Borrower’s payment obligations under the Loan Agreement in connection with Borrower’s negotiations with Enterprise Bank & Trust (“Enterprise”) to establish a revolving line of credit (the “Enterprise Line”);

WHEREAS, Borrower and Enterprise have established the Enterprise Line effective as of the date hereof pursuant to a Business Loan Agreement (Asset Based) dated as of the date hereof; and

WHEREAS, Lender and Borrower desire to amend the Loan Agreement pursuant to this Third Amendment;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and in the Loan Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties acknowledge and agree as follows:

1. The definition of “Maturity Date” contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

“Maturity Date” means March 31, 2008 or such later date to which the term of this Agreement is extended with Lender’s written consent; provided, however, that if the Minority Shareholders exercise the Purchase Option under the Shareholders’ Agreement, then the “Maturity Date” is the date on which the Minority Shareholders purchase the capital stock of Borrower held by SGS (or its affiliates).

2. Schedule 2.1 to the Loan Agreement is amended to read in its entirety as set forth on the Revised Schedule 2.1 attached to this Third Amendment.

3. In Section 16 of the Loan Agreement, titled “Miscellaneous,” the part of subsection (b) providing information for notice to Lender is amended to read in its entirety as follows:

If to Lender:

Southern Graphic Systems, Inc.

626 West Main Street

Suite 500

Louisville, Kentucky 40202

Attn: President

4. In Section 16 of the Loan Agreement, titled “Miscellaneous,” subsection (d) is amended to read in its entirety as follows:

(d) All payments by Borrower to Lender will be made on the respective due dates by transfer to an account of Lender maintained at Bank of America, Account No. 3752112256, ABA # 111000012, in the amount due pursuant to the terms of this Loan Agreement or to such other location or by such method of payment as Lender may direct by giving Borrower at least five Business Days advance written notice.

5. Capitalized terms used in this Third Amendment and not otherwise defined herein shall have the meanings provided in the Loan Agreement.

6. Except as expressly amended hereby, all of the terms and conditions of the Loan Agreement shall continue in full force and effect. If there is a conflict between the terms and conditions set forth in this Third Amendment and the terms and conditions set forth in the Loan Agreement, the terms set forth in this Third Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

MOZAIC GROUP LTD.	SOUTHERN GRAPHIC SYSTEMS, INC.

By:	By:
Name:	Name:	Henry R. Baughman
Title:	Title:	President and CEO

3. In Section 16 of the Loan Agreement, titled “Miscellaneous,” the part of subsection (b) providing information for notice to Lender is amended to read in its entirety as follows:

If to Lender:

Southern Graphic Systems, Inc.

626 West Main Street

Suite 500

Louisville, Kentucky 40202

Attn: President

4. In Section 16 of the Loan Agreement, titled “Miscellaneous,” subsection (d) Is amended to read in its entirety as follows:

(d) All payments by Borrower to Lender will be made on the respective due dates by transfer to an account of Lender maintained at Bank of America, Account No. 3752112256, ABA# 111000012, in the amount due pursuant to the terms of this Loan Agreement or to such Other location or by such method of payment as Lender may direct by giving Borrower at least five Business Days advance written notice,

5. Capitalized terms used in this Third Amendment and not otherwise defined herein shall have the meanings provided in the Loan Agreement

6. Except as expressly amended hereby, all of the terms and conditions of the Loan Agreement shall continue in full force and effect. If there is a conflict between the terms and conditions set forth in this Third Amendment and the terms and conditions set forth in the Loan Agreement, the terms set forth In this Third Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

MOZAIC GROUP LTD.		SOUTHERN GRAPHIC SYSTEMS, INC.

By:		By:
Name:	Hary Ann Gibson	Name:	Henry R. Baughman
Title:	CEO	Title:	President and CEO

Revised Schedule 2.1

Loan Commitment Reduction Schedule

Date*	Amount of Loan Commitment Reduction Payment*
March 31, 2007	$300,000
June 30, 2007	$300,000
September 30, 2007	$700,000
December 31, 2007	$800,000
March 31, 2008	balance of Loan Commitment

*	Portions of advances to Borrower under the Business Loan Agreement (Asset Based) dated as of April, 2006 between Borrower and Enterprise Bank & Trust that are paid to Lender in accordance with the terms thereof as a repayment of principal under this Loan Agreement shall permanently reduce the Loan Commitment by a like amount. The Loan Commitment shall be further permanently reduced on the dates and in the amounts indicated above in this Schedule 2.1.